EXHIBIT 99.2
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET OF BROOKDALE SENIOR LIVING INC. AND UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS OF BROOKDALE FACILITY GROUP, PREDECESSOR TO BROOKDALE SENIOR LIVING INC.
     The following unaudited pro forma condensed consolidated and combined financial information sets forth the historical financial information as of and for the three and nine months ended September 30, 2005 and for the year ended December 31, 2004 derived from the combined historical financial statements and the financial statements of our predecessor, Brookdale Facility Group, as adjusted to give effect to:
•	pro forma adjustments to give effect to the Provident sale-leaseback and Ventas operating lease on the combined statement of operations as if these transactions closed on January 1, 2004;

•	pro forma adjustments to give effect to the refinancing of five facilities, tax effect of the purchase of four of these facilities and termination of forward interest rate swaps as if these transactions closed on January 1, 2005 and 2004;

•	pro forma adjustments to give effect to the Fortress CCRC Portfolio and the Prudential Portfolio acquisitions on the combined statements of operations as if these transactions closed on January 1, 2004;

•	pro forma adjustment to give effect to the September 30, 2005 step-up in basis of non-controlling ownership (ownership interests not controlled or owned by affiliates of Fortress Investment Group LLC, “Minority Shareholders”) due to the exchanges of Brookdale Facility Group minority ownership for Company ownership as if the transaction was completed on January 1, 2004;

•	pro forma adjustment to give effect to the compensation expense in connection with the grants under the restricted stock plan;

•	incremental general and administrative expenses related to operating as a public company;

•	our initial public offering, repayment of indebtedness and other use of proceeds; and

•	acquisition of the Chambrel portfolio and Merrill Gardens portfolio subsequent to our initial public offering.
     The unaudited pro forma condensed consolidated and combined financial information is presented for informational purposes only, and we do not expect that this information will reflect our future results of operations or financial position. The unaudited pro forma adjustments are based on available information and upon assumptions that we believe are reasonable. The unaudited pro forma financial information assumes that the transactions and our initial offering were completed as of September 30, 2005 for purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2005 and 2004 for purposes of the unaudited pro forma condensed combined statements of operations.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
BROOKDALE SENIOR LIVING INC.
As of September 30, 2005
(Unaudited, in thousands)

								Pro
	Brookdale				Initial		Post -	Forma,
	Senior	Other			Public	Pro	IPO	As
	Living	Adjustments		Pro Forma	Offering(D)	Forma	Acquisitions(G)	Adjusted
Assets:
Cash	$59,751	$(14,355	)(M)	$45,396	$46,647	$92,043	$(57,139)	$34,904
Cash and investment-restricted	43,076	—		43,076	—	43,076	6,162	49,238
Accounts receivables, net	11,540	—		11,540	—	11,540	—	11,540
Other current assets	16,623	—		16,623	—	16,623	(1,006)	15,617

Total current assets	130,990	(14,355)		116,635	46,647	163,282	(51,983)	111,299
Property plant and equipment, net	1,205,649	—		1,205,649	20,700	1,226,349	177,185	1,403,534
Cash and investments-restricted	25,211	—		25,211	(1,000)	24,211	—	24,211
Investments in unconsolidated ventures	14,215	—		14,215	—	14,215	—	14,215
Deferred costs	6,563	—		6,563	—	6,563	695	7,258
Other assets	89,307	—		89,307	1,006	90,313	—	90,313

Total assets	$1,471,935	$(14,355)		$1,457,580	$67,353	$1,524,933	$125,897	$1,650,830

Liabilities and Stockholders’ Equity:
Current portion of debt	$5,247	$—		$5,247	$(1,796)	3,451	—	3,451
Trade accounts payable	7,445	—		7,445	—	7,445	—	7,445
Refundable entrance fees	25,257	—		25,257	—	25,257	—	25,257
Accrued expenses and other liabilities	132,535	(14,355	)(M)	118,180	—	118,180	(3,081)	115,099

Total current liabilities	170,484	(14,355)		156,129	(1,796)	154,333	(3,081)	151,252
Mortgage and other indebtedness	586,454	—		586,454	(45,950)	540,504	141,841	682,345
Capitalized lease obligation	66,284	—		66,284	—	66,284	—	66,284
Deferred gains	66,213	—		66,213	—	66,213	(8,807)	57,406
Deferred tax liability	30,839	—		30,839	—	30,839	—	30,839
Other	39,246	—		39,246	(1,222)	38,024	(4,056)	33,968

Total liabilities	959,520	(14,355)		945,165	(48,968)	896,197	125,897	1,022,094

Stockholders’ equity	512,415	—		512,415	116,321	628,736	—	628,736

Total liabilities and stockholders’ equity	$1,471,935	$(14,355)		$1,457,580	$67,353	$1,524,933	$125,897	$1,650,830

     See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
OF BROOKDALE FACILITY GROUP, PREDECESSOR TO
BROOKDALE SENIOR LIVING INC.
For the Year Ended December 31, 2004
(Unaudited, in thousands, except per share amounts)

		BROOKDALE
	HISTORICAL	FACILITY
	BROOKDALE	GROUP		OTHER			INITIAL		POST	PRO FORMA,
	FACILITY	TRANSACTION		PRO FORMA			PUBLIC		IPO	AS
	GROUP(A)	ADJUSTMENTS	ACQUISITION(C)	ADJUSTMENTS		PRO FORMA	OFFERING	PRO FORMA	ACQUISITION(G)	ADJUSTED
REVENUE:
Resident fees	$657,327	$9,760	$118,712	$—		$785,799	$—	$785,799	$5,118	$790,917
Management fees	3,545	648	—	250	(I)	4,443	—	4,443	—	4,443

Total revenues	660,872	10,408	118,712	250		790,242	—	790,242	5,118	795,360

OPERATING EXPENSES:
Facility operating	415,169	5,968	83,508	—	(F)	504,645	—	504,645	3,710	508,355
General and administrative (including non-cash stock compensation expense)	43,640	—	6,799	2,476	(F)(G)	58,222	—	58,222	—	58,222
				5,307	(H)
Facility lease expense	99,997	80,382	1,008	—		181,387	4,133	185,520	(9,498)	176,022
Depreciation and amortization	52,307	(25,039)	29,623	1,000	(E)	57,891	21,605	79,496	10,656	90,152

Total operating expenses	611,113	61,311	120,938	8,783		802,145	25,738	827,883	4,868	832,751

OPERATING INCOME (LOSS)	49,759	(50,903)	(2,226)	(8,533)		(11,903)	(25,738)	(37,641)	250	(37,391)
Interest income	637	—	—	1,515	(K)	2,152	—	2,152	—	2,152
Interest expense:
Debt	(55,851)	30,389	(16,196)	(83	)(E)	(41,741)	3,982	(37,759)	(5,145)	(42,904)
Capitalized lease obligation	(7,783)	—	—	—		(7,783)	—	(7,783)	—	(7,783)
Change in fair value of derivatives	3,176	—	—	(3,176	)(J)	—	—	—	—	—
Gain (loss) on extinguishment of debt	1,051	—	—	(788	)(E)	263	—	263	(2,845)	(2,582)
Equity in earnings of unconsolidated ventures	(931)	—	—	—		(931)	—	(931)	—	(931)
Other	(114)	—	—	—		(114)	—	(114)	—	(114)

Loss before taxes	(10,056)	(20,514)	(18,422)	(11,065)		(60,057)	(21,756)	(81,813)	(7,740)	(89,553)
Provision for income taxes	(11,111)	7,190	—	—	(L)	(3,921)	—	(3,921)	—	(3,921)

Loss before minority interest	(21,167)	(13,324)	(18,422)	(11,065)		(63,978)	(21,756)	(85,734)	(7,740)	(93,474)
Minority interest, net	11,734	—	—	—		11,734	(11,734)	—	—	—

Loss from continuing operations	$(9,433)	$(13,324)	$(18,422)	$(11,065)		$(52,244)	$(33,490)	$(85,734)	$(7,740)	$(93,474)

Weighted average shares outstanding Basic										60,877
Diluted										60,877
All shares										64,900
Loss per share — continuing operations Basic										$(1.54)
Diluted										$(1.54)
All shares										$(1.44)
See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS OF
BROOKDALE FACILITY GROUP, PREDECESSOR TO
BROOKDALE SENIOR LIVING INC.
For the Three Months ended September 30, 2005
(Unaudited, in thousands, except per share amounts)

	HISTORICAL
	BROOKDALE		OTHER				INITIAL		POST	PRO FORMA,
	FACILITY		PRO FORMA				PUBLIC		IPO	AS
	GROUP(A)	ACQUISITION(C)	ADJUSTMENTS			PRO FORMA	OFFERING	PRO FORMA	ACQUISITION(G)	ADJUSTED
REVENUE
Resident fees	$208,371	$338	$—			$208,709	$—	$208,709	$1,363	$210,072
Management fees	988	—	63	(M)		1,051	—	1,051	—	1,051

Total revenues	209,359	338	63			209,760	—	209,760	1,363	211,123

OPERATING EXPENSES:
Facility operating	133,568	156	—	(F)		133,724	—	133,724	942	134,666
General and administrative (including non-cash stock compensation expense)	29,922	—	619	(F),	(G)	40,775	—	40,775	—	40,775
			10,234	(H)
Facility lease expense	47,259	83	—			47,342	1,048	48,390	(2,689)	45,701
Depreciation and amortization	15,058	(275)	—	(E)		14,783	4,393	19,176	2,570	21,746

Total operating expenses	225,807	(36)	10,853			236,624	5,441	242,065	823	242,888

Operating Income (loss)	(16,448)	374	(10,790)			(26,864)	(5,441)	(32,305)	540	(31,765)
Interest income	825	—	587	(K)		1,412	—	1,412	—	1,412
Interest Expense:
Debt	(10,802)	17	189	(E)		(10,596)	1,003	(9,593)	(1,614)	(11,207)
Capitalized lease obligation	(2,324)	—	—			(2,324)	—	(2,324)	—	(2,324)
Change in fair value of derivatives	(67)	—	67	(J)		—	—	—	—	—
Equity in earnings of unconsolidated ventures	(196)	—	—			(196)	—	(196)	—	(196)

Loss before taxes	(29,012)	391	(9,947)			(38,568)	(4,438)	(43,006)	(1,074)	(44,080)
Provision for income taxes	(748)	—	—	(L)		(748)	—	(748)	—	(748)

Loss before minority interest	(29,760)	391	(9,947)			(39,316)	(4,438)	(43,754)	(1,074)	(44,828)
Minority interest, net	10,918	—	—			10,918	(10,918)	—	—	—

Loss from continuing operations	$(18,842)	$391	$(9,947)			$(28,398)	$(15,356)	$(43,754)	$(1,074)	$(44,828)

Weighted average shares
outstanding Basic										60,877
Diluted										60,877
All shares										64,900
Loss per share —
continuing operations
Basic										$(0.74)
Diluted										$(0.74)
All shares										$(0.69)
See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS OF
BROOKDALE FACILITY GROUP, PREDECESSOR TO
BROOKDALE SENIOR LIVING INC.
For the Nine Months ended September 30, 2005
(Unaudited, in thousands, except per share amounts)

	HISTORICAL
	BROOKDALE	OTHER			INITIAL		POST		PRO FORMA,
	FACILITY	PRO FORMA			PUBLIC		IPO		AS
	GROUP(A)	ACQUISITION(C)	ADJUSTMENTS		PRO FORMA	OFFERING	PRO FORMA	ACQUISITION(G)	ADJUSTED
REVENUE
Resident fees	$574,855	$41,883	$—		$616,738	$—	$616,738	$4,121	$620,859
Management fees	2,675	—	188	(I)	2,863	—	2,863	—	2,863

Total revenues	577,530	41,883	188		619,601	—	619,601	4,121	623,722

OPERATING EXPENSES:
Facility operating	366,782	27,648	—	(F)	394,430	—	394,430	2,844	397,274
General and administrative (including non-cash stock compensation expense)	52,903	2,558	1,857(F),	(G)	70,205	—	70,205	—	70,205
			12,887	(H)
Facility lease expense	140,852	583	—		141,435	3,002	144,437	(7,946)	136,491
Depreciation and amortization	30,861	10,149	41	(E)	41,051	15,178	56,229	7,772	64,001

Total operating expenses	591,398	40,938	14,785		647,121	18,180	665,301	2,670	667,971

Operating Income (loss)	(13,868)	945	(14,597)		(27,520)	(18,180)	(45,700)	1,451	(44,249)
Interest income	2,200	—	1,760	(K)	3,960	—	3,960	—	3,960
Interest Expense:
Debt	(26,564)	(6,016)	811	(E)	(31,769)	3,005	(28,764)	(4,754)	(33,518)
Capitalized lease obligation	(6,875)	—	—		(6,875)	—	(6,875)	—	(6,875)
Change in fair value of derivatives	4,080	—	(4,080	)(J)	—	—	—	—	—
Loss on extinguishment of debt	(453)	—	(172	)(E)	(625)	—	(625)	—	(625)
Equity in earnings of unconsolidated ventures	(641)	—	—		(641)	—	(641)	—	(641)

Loss before taxes	(42,121)	(5,071)	(16,278)		(63,470)	(15,175)	(78,645)	(3,303)	(81,948)
Provision for income taxes	(933)	—	—	(L)	(933)	—	(933)	—	(933)

Loss before minority interest	(43,054)	(5,071)	(16,278)		(64,403)	(15,175)	(79,578)	(3,303)	(82,881)
Minority interest, net	16,389	—	—		16,389	(16,389)	—	—	—

Loss from continuing operations	$(26,665)	$(5,071)	$(16,278)		$(48,014)	$(31,564)	$(79,578)	$(3,303)	$(82,881)

Weighted average shares outstanding
Basic									60,877
Diluted									60,877
All shares									64,900
Income (loss) per share—continuing operations
Basic Diluted									$(1.36)
All shares									$(1.36)
									$(1.28)

See accompanying notes.

BROOKDALE SENIOR LIVING INC.
NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands)
1. Basis of Presentation
     Brookdale Senior Living Inc. (the “Company”) was formed as a Delaware corporation on June 28, 2005 to succeed to the businesses of Brookdale Living Communities Inc., Alterra Healthcare Corporation, Fortress CCRC Portfolio and Prudential Portfolio (collectively, the “Brookdale Facility Group”). On September 30, 2005, the Brookdale Facility Group was contributed to the Company in exchange for common stock of the Company.
     The accompanying unaudited pro forma condensed consolidated financial information assumes that the initial public offering and other formation transactions described in the prospectus filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2005 occurred on September 30, 2005 for purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2005 and 2004 for purposes of the unaudited pro forma condensed consolidated statements of operations.
     Common stock issued to controlling shareholders and affiliates of Fortress Investment Group (“FIG”) in our combination transaction was recorded based on historical cost. All other common stock issued to Minority Shareholders was recorded at fair value based upon the per share price of our offering.
     The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual financial position as of September 30, 2005 or what the actual results of operations of the Company would have been assuming the offering and formation transactions had been completed as of January 1, 2004, nor are they indicative of the results of operations of future periods.
2. Adjustments to Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations
(A) Historical Financial Statements
     Reflects the results of operations of Brookdale Facility Group for the three and nine months ended September 30, 2005 and for the year ended December 31, 2004.
(B) Brookdale Facility Group Transaction Adjustments
     Reflects the effect as if Brookdale Facility Group had consummated its 2004 leases and sale leasebacks and 2005 purchase of the five development facilities as of the beginning of the year ended December 31, 2004. The adjustments relate to adding the operations of the newly leased facilities as of January 1, 2004 (resident fees, facility operating expenses and facility lease expenses) and the elimination of ownership costs (interest income, depreciation and amortization expense and interest expense) and the addition of lease expense (facility lease expenses) associated with the lease and sale-leaseback facilities as of January 1, 2004. The adjustment also includes the net effect the above adjustments had on the overall Brookdale Facility Group income tax provision for 2004. Five facilities that were consolidated, but not owned in 2004, were purchased in March 2005 (four facilities) and December 31, 2005 (one facility). Included in the 2004 adjustment to the provision for income taxes is the net effect as if they were owned as of January 1, 2004.
(C) Acquisitions Adjustments
Statements of Operations:
     The Fortress CCRC Portfolio and Prudential Portfolio acquisitions were completed in April 2005 and June/July 2005, respectively. The acquisitions and related purchase price allocations of these acquisitions are reflected in the historical balance sheet of the Company as of September 30, 2005. The pro forma adjustments below reflect the historical operations of the Fortress CCRC Portfolio and Prudential Portfolio for the year ended December 31, 2004 and three and nine months ended September 30, 2005:

	FORTRESS CCRC PORTFOLIO(4)				PRUDENTIAL PORTFOLIO(4)
		PRO FORMA				PRO FORMA
	HISTORICAL(1)	ADJUSTMENTS		NET	HISTORICAL(1)	ADJUSTMENTS	NET		TOTAL
Year ended December 31, 2004:
Revenue:
Resident fees	$83,206	$(11,861	)(2)	$71,345	$47,367	$—	$47,367		$118,712

Total revenues	83,206	(11,861)		71,345	47,367	—	47,367		118,712

Operating Expenses:
Facility operating	68,079	(11,108	)(2)	56,971	26,537	—	26,537		83,508
Management fees— affiliate	3,467	—		3,467	3,332	—	3,332		6,799	(7)
Facility lease expenses	—	—		—	1,008	—	1,008		1,008
Depreciation and amortization	7,885	8,020		15,905	5,087	8,631	13,718		29,623	(8)
Impairment of property and equipment	9,063	(9,063	)(5)	—	—	—	—		—

Total operating expenses	88,494	(12,151)		76,343	35,964	8,631	44,595		120,938

Income (loss) from operations	(5,288)	290		(4,998)	11,403	(8,631)	2,772		(2,226)
Contributions and deferred gifts.	3,389	(3,389	)(5)	—	—	—	—		—
Interest income	1,590	(1,590	)(5)	—	—	—	—		—
Net unrealized and realized gains (losses) on investments	75	(75	)(5)	—	—	—	—		—
Interest expense	(5,329)	(1,667	)(6)	(6,996)	(4,827)	(4,373)	(9,200	)(6)	(16,196	)(6)
Interest expense— affiliate	(2,090)	2,090	(5)	—	—	—	—		—
Amortization of deferred financing costs	(290)	290	(5)	—	—	—	—		—

Net income (loss)	$(7,943)	$(4,051)		$(11,994)	$6,576	$(13,004)	$(6,428)		$(18,422)

Three months ended September 30, 2005:
Revenue:
Resident fees	$—	$—		$—	$338	$—	$338		$338

Total revenues	—	—		—	338	—	338		338

Operating Expenses:
Facility operating	—	—		—	156	—	156		156
Management fees— affiliate	—	—		—	—	—	—		—
Facility lease expenses	—	—		—	83	—	83		83	(7)
Depreciation and amortization	—	—		—	—	(275)	(275)		(275	)(8)

Total operating expenses		—		—	239	(275)	(36)		(36)

Income from operations	—	—		—	99	275	374		374
Interest expense	—	—		—	—	17	17		17	(6)

Net income (loss)	$—	$—		$—	$99	$292	$391		$391

	FORTRESS CCRC PORTFOLIO(4)				PRUDENTIAL PORTFOLIO(4)
		PRO FORMA				PRO FORMA
	HISTORICAL(1)	ADJUSTMENTS		NET	HISTORICAL(1)	ADJUSTMENTS		NET	TOTAL
Nine months ended September 30, 2005:
Revenue:
Resident fees	$20,266	$(1,908	)(2)	$18,358	$23,525	$—		$23,525	$41,883

Total revenues	20,266	(1,908)		18,358	23,525	—		23,525	41,883

Operating Expenses:
Facility operating	16,574	(1,986	)(2)	14,588	14,210	(1,150	)(3)	13,060	27,648
Management fees— affiliate	868	—		868	1,690	—		1,690	2,558	(7)
Facility lease expenses	—	—		—	500	83		583	583
Depreciation and amortization	1,990	1,733		3,723	2,396	4,030		6,426	10,149	(8)

Total operating expenses	19,432	(253)		19,179	18,796	2,963		21,759	40,938

Income (loss) from operations	834	(1,655)		(821)	4,729	(2,963)		1,766	945
Contributions and deferred gifts.	71	(71	)(5)	—	—	—		—	—
Interest income	455	(455	)(5)	—	—	—		—	—
Net unrealized and realized gains (losses) on investments	(158)	158	(5)	—	—	—		—	—
Interest expense	(1,013)	(620	)(6)	(1,633)	(2,715)	(1,668	)(6)	(4,383)	(6,016	)(6)
Interest expense— affiliate	(675)	675	(5)	—	—	—		—	—
Gain on sale of real estate	—	—		—	123,678	(123,678	)(5)	—	—
Amortization of deferred financing costs	(72)	72	(5)	—	—	—		—	—

Net income (loss)	$(558)	$(1,896)		$(2,454)	$125,692	$(128,309)		$(2,617)	$(5,071)

(1)	Represents the historical operations at all eight Fortress CCRC Portfolio facilities purchased in April and May 2005 and eight Prudential Portfolio facilities purchased in June and July 2005 for the periods presented. See the historical financial statements of Fortress CCRC Portfolio and Prudential Portfolio included in the prospectus filed with the SEC on November 23, 2005.

(2)	Represents the historical property revenue and facility operating expenses for the two Fortress CCRC Portfolio facilities (Heritage Crossings and Heatherwood Village) that were sold in the third quarter of 2005 by the Brookdale Facility Group.

(3)	Represents non-recurring operating expenses such as incentive bonus payments and professional fees that were incurred in the first and second quarter of 2005 as results of the sale of the facilities:

Nine Months
Ended
September
30, 2005
As reported	$14,210
Less, non-recurring	(1,150)

Net recurring operating expenses	$13,060

(4)	See the historical financial statements of Fortress CCRC Portfolio and Prudential Portfolio included in the prospectus filed with the SEC on November 23, 2005. Revenue and operating expenses for these facilities subsequent to their purchase are included in the combined financial statements of Brookdale Facility Group.

(5)	Reflects historical operations that would not be consistent for our ownership for the year ended December 31, 2004 and the three and nine months ended September 30, 2005, including the permanent impairment charge recognized by the prior owner of the Fortress CCRC Portfolio (impairment was recognized based upon FIG’s offer to purchase the facilities and the related purchase price); contributions and deferred gifts since we are not a non-profit entity, investment income and net unrealized and realized gains (losses) on investments since we did not purchase the investments, amortization of deferred financing costs related to the prior owners’ debt, and gain on sale of real estate recognized by the prior owner of the Prudential Portfolio related to FIG’s purchase of the facilities.

(6)	The following represents the additional costs of the Acquisition facilities under our ownership:

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2004	2005	2005
Interest Expense:
Reflects interest expense for debt incurred in connection with the acquisition of the properties, net of historical interest incurred and included in the combined historical financial statements of Brookdale Facility Group:

		Effective
	Amount	Rate
Fortress CCRC				$(6,996)	$(1,633)	$26
Portfolio	$105.8 million	6.615	%(a)
Prudential Portfolio	$171.0 million	5.38%		(9,200)	(4,383)	(9)

				$(16,196)	$(6,016)	$17

     (a) Effective rate reflects interest rate under terms of a swap agreement.

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2004	2005	2005
(7) General and Administrative Expense:
The pro forma statements of operations reflect actual general and administrative expense (management fees) under prior owner. Brookdale Facility Group did not hire any management or any corporate employees from the prior owner. We hired new employees for both the Fortress CCRC Portfolio and Prudential Portfolio subsequent to their purchase. As a result, general and administrative expenses are expected to be reduced significantly for the Fortress CCRC Portfolio and Prudential Portfolio under our ownership and management. Our estimated expenses will primarily consist of additional salaries and wages for new employees as follows:

Fortress CCRC Portfolio	$1,300	$325	$—
Prudential Portfolio	700	350	—

	$2,000	$675	$—

(8) Depreciation and Amortization Expense:
Reflects depreciation and amortization expense on the purchase of the Fortress CCRC Portfolio and Prudential Portfolio, based on the purchase price allocation as follows:

				Nine Months	Three Months
			Year Ended	Ended	Ended
		Estimated	December 31,	September 30,	September 30,
	Amount	Life	2004	2005(b)	2005(b)
Land	$58.3 million	n/a	$—	$—	$—
Building and improvements	$390.8 million	40 years	9,769	3,493	(236)
Furniture, fixtures and equipment	$8.6 million	7 years	1,234	387	(39)
Lease intangible(a)	$18.0 million	1 year	18,000	6,058	—
Amortization of deferred costs			620	211	—

			$29,623	$10,149	$(275)

(a)	Reflects purchase price allocated to in-place tenant leases at each of the acquired facilities based upon a vacancy component. Purchase price allocated represent the fair value assigned to the in place leases at date of acquisition. We typically do not pay commissions or provide incentives in leasing our units. The individual leases were considered at market rate due to the short-term nature (one year or less in duration).

(b)	Depreciation expense adjustment is net of amounts recorded in the combined historical financial statements of Brookdale Facility Group.
(D) Initial Public Offering Adjustments
Balance Sheet
     Following is a summary of adjustments to reflect the net proceeds received from the initial public offering and the use of proceeds:

Gross offering proceeds from sale of 11.1 million common shares at $19 per share		$210,368
Less sale of 4.2 million common shares by minority stockholder of Alterra (a company within the Brookdale Facility Group)		(79,268)
Less offering costs and underwriters’ discount		(14,779)

Net proceeds from offering		116,321

Retirement of certain indebtedness and other:
i) Retirement of mortgage and other debt(2)		(60,746)
ii) Repayment of lessor advances(1)		(2,228)
iii) Purchase price of currently leased facilities, including fees and expenses.	$(20,700)
Estimated debt financing to be obtained at closing(2)	13,000
Release of cash and investments — restricted deposit	1,000	(6,700)

Total use of proceeds		(69,674)

Net excess cash from offering		$46,647

(1)	The amount is classified into two accounts in the condensed consolidated balance sheet: Other Assets for $1,006 representing payments made by the lessor pursuant to the case that will be deferred and amortized by us and Other Liabilities for $1,222 representing repayment of funds advanced to us.

(2)	The mortgage and other debt is classified as follows in the condensed consolidated balance sheet:

Retired debt	$(60,746)
Estimated new debt	13,000

Net retired debt	(47,746)
Less-current portion retired	1,796

Long-term debt retired	$(45,950)

In connection with our offering, Brookdale Facility Group was contributed to the Company on September 30, 2005 with affiliates of FIG and the Minority Shareholders receiving common stock of the Company as follows:

Brookdale	20,000,000
Alterra	18,000,000
Fortress CCRC Portfolio	8,250,000
Prudential Portfolio	11,750,000

(E) Initial Public Offering Adjustments — Statements of Operations
     The following represents adjustments to reflect the effect of the offering transactions on historical operations:

		Nine Months	Three Months
		Ended	Ended
	Year Ended	September 30,	September 30,
	December 31, 2004	2005	2005
Facility lease expense:
Reflects net reduction in actual historical lease expense from our offering related transactions:
Purchase of leased facilities	$(1,528)	$(1,308)	$(436)
Repayment of lessor advances and costs	(351)	(266)	(89)
Adjustment for redesignation of interest rate swap to hedge floating rate lease payment	706	525	175
Reduction in amortization of deferred gain related to minority interest step-up	5,306	4,051	1,398

	$4,133	$3,002	$1,048

Depreciation and amortization expense:
     Depreciation and amortization expense reflects depreciation and amortization expense on purchased lease facilities with offering proceeds and the Brookdale Facility Group minority ownership interest adjustment using the straight line method over our estimated useful lives.

	Amount
		Minority				Nine Months	Three Months
	Purchased	Shareholders			Year Ended	Ended	Ended
	Leased	Interest		Estimated	December 31,	September 30,	September 30,
	Facilities	Adjustment(4)	Total	Life	2004(3)	2005(3)	2005(3)
Land	$1,976	$2,799	$4,775	N/A	$—	$—	$—
Buildings and improvements	17,196	25,725	42,921	40 years	1,073	805	268
Furniture, fixtures and equipment	593	2,892	3,485	7 years	498	373	125
Lease intangibles(1)	935	6,520	7,455	1 year	7,455	5,591	1,864
Operating lease costs(2)	—	138,077	138,077	(2)	9,402	7,051	2,350
Alterra Minority Adjustment(3)	—	—	—	—	4,216	2,109	—
Other	—	—	—	N/A	(1,039)	(751)	(214)

	$20,700	$176,013	$196,713		$21,605	$15,178	$4,393

(1)	Reflects costs allocated to in-place tenant leases of each facility based upon a vacancy component. Costs allocated represent the fair value assigned to the in-place leases at the date of acquisition. We typically do not pay commissions or provide incentives in leasing our units. The individual leases were considered at market due to their short-term nature (one year or less in duration).

(2)	Reflects costs allocated to the facilities we operate under long-term operating leases. Fair value was determined based on discounted future cash flows for the initial term of each lease. Costs are amortized over the term of the lease.

(3)	In June 2005, Fortress purchased 50% of a Minority Shareholder’s ownership in Alterra. The purchase adjustment has been reflected in the historical financial statements from the date of purchase. The adjustment represents depreciation expense for periods prior to the purchase based upon building and improvements of $8,075, furniture and equipment of $1,258, lease intangibles of $1,675 and operating leases of $30,055 over the estimated lives described above.

(4)	Reflects the amounts recorded in the Company’s historical consolidated balance sheet as of September 30, 2005, related to the value of common stock issued to the Minority Shareholders for their contributed interest in the Brookdale Facility Group. See note 1 to the historical financial statements of Brookdale Senior Living Inc. included in the prospectus filed with the SEC on November 23, 2005.
Interest Expense:
Reflects a net reduction in interest expense (debt) from our offering-related transactions:

				Nine Months	Three Months
			Year Ended	Ended	Ended
		Effective	December 31,	September 30,	September 30,
	Amount	Rate	2004	2005	2005
Retirement of existing debt	$60,746	7.53%	$4,717	$3,556	$1,186
New debt related to purchase of leased facilities	$13,000	5.65%	(735)	(551)	(183)

			$3,982	$3,005	$1,003

(F) Other Adjustments — Statements of Operations
(E) Reflects net interest expense in connection with the refinancing of facilities that closed December 2004 and March 30, 2005, respectively, interest rate swaps that closed March 2005 and elimination of other interest:

					Nine Months	Three Months
				Year Ended	Ended	Ended
		Effective		December 31,	September 30,	September 30,
	Amount	Rate		2004	2005	2005
New mortgage loans	$182.0 million	8.15	%(1)	$(14,823)	$(3,706)	$—
Mortgage loans repaid	$178.8 million	9.61%		17,189	4,404	—
Additional interest expense on refinancing and interest rate swap that closed December 2004 and March 2005, respectively				(2,449)	(325)	—
Other				—	438	189

				$(83)	$811	$189

Loss on extinguishment of debt (write-off of unamortized deferred financing costs) related to the above refinancings				$(788)	$(172)	$—

Net amortization of deferred costs related to the above refinancings, net of expenses amortized in the historical financial statements				$1,000	$41	$—

     (1) Reflects interest rate under terms of a swap agreement.

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2004	2005	2005
(F) Reflects operating and general and administrative expense reductions not included in the accompanying unaudited pro forma condensed consolidated financial statements:
Operating expense reductions as a result of Signed contracts with vendors such as food and insurance	$(8,747)	$(6,560)	$(2,187)
General and administrative expense reductions As a result of identified corporate office positions and function to be eliminated or consolidated and signed information technology contracts	(5,135)	(3,851)	(1,284)

	$(13,882)	$(10,411)	$(3,471)

     Although we expect to achieve significant cost savings through a reduction in operating and general and administrative costs and reduction in corporate employees, such amounts are not reflected in the accompanying unaudited pro forma financial statements.

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2004	2005	2005
(G) Reflects general and administration expense expected to be incurred to operate as a public company including salaries, wages and benefits for additional staff, professional fees and other corporate level activity. Such amounts are based on estimates of staffing levels and services from third parties or quotes from our vendors. We have included a pro forma adjustment as our best estimate of these additional costs	$2,476	$1,857	$619

(H) Reflects stock compensation expense included in general and administrative expense in connection with grants under the Restricted Stock Plan. Certain executives of Brookdale and Alterra were granted shares or member interests that will be converted to 2.5 million shares of the Company’s common stock upon completion of the merger. The shares initially vested on the grant date (August 2005) in the range of 0-50% for a total of 973,684 shares subject to the employees remaining continuously employed through our offering and the remaining 1,551,721 shares will vest over a five-year period following the offering. The estimated compensation expense to be recognized on the vested shares of $18.5 million based on an initial value of $19.00 per share is recorded as compensation expense from the date of grant to the expected initial public offering date (estimated to be in the fourth quarter 2005). For the three and nine months ended September 30, 2005, the Company recognized $10.0 million of compensation expense for the initial vested shares. Additional compensation expense for initial grant
	$—	$8,907	$8,907
Annual compensation expense for the remaining shares to vest, recognized on a straight-line basis (five year vesting period), net of estimated forfeitures	5,307	3,980	1,327

Total compensation expense	$5,307	$12,887	$10,234

(I) Reflects estimated management fees for managing one Fortress CCRC Portfolio facility sold July 1, 2005 and now under a management agreement. Fee is based on 5% of gross revenues and entrance fee receipts	$250	$188	$63

(J) Reflects elimination of change in fair value of derivatives for forward interest rate swaps terminated and replaced by new interest rate swaps on March 30, 2005 (note (E))	$(3,176)	$(4,080)	$67

(K) Reflects estimated additional interest income from cash and cash equivalents and cash and investments — restricted held in interest bearing accounts pursuant to the terms of the related agreement	$1,515	$1,760	$587

(L) The net effect of the acquisition, initial public offering and other pro forma adjustments results in additional losses for GAAP purposes. The net effect of these losses would result in no tax provision (benefit) as all losses would be included in the valuation allowance as we are in a net deferred tax asset position primarily due to loss carryforwards. We have applied a valuation allowance against the deferred tax assets.

Other Adjustments — Balance Sheet:
(M) On September 30, 2005, the Company declared and paid on October 7, 2005, a dividend of $14,355.

Pro Forma Income (Loss) Per Share
Shares used to calculate unaudited pro forma basic and diluted income (loss) from continuing operations per share were adjusted to reflect shares issued to FIG and the Minority Shareholders, for their contribution of the Brookdale Facility Group (“Historical Shares” — 58,000,000 shares), including management’s restricted stock (973,684 shares to be vested prior to our offering and 1,551,721 shares unvested), and the shares issued as part of our offering that were used to retire debt and purchase the leased facility (“Offering Shares” — 4,429,000 shares). We have also included an earnings per share calculation (“All Shares”) that includes the additional shares issued in the offering (“Additional Offering Shares” — 2,471,000 shares) to show the effect on earnings for all shares outstanding after the completion of our offering.

	Historical	Offering	Pro Forma
Weighted average number of shares of common stock outstanding — basic	56,448	4,429	60,877
Additional shares issued for management’s unvested restricted stock(1)	—	—	—

Weighted average number of shares of common stock outstanding — diluted	56,448	4,429	60,877

Additional Offering Shares	—	2,471	2,471

Weighted average number of shares of common stock outstanding — All Shares	56,448	6,900	63,348

(1)	A total of 1,551,721 shares related to the unvested portion of management’s restricted stock plan have been excluded since their inclusion would be antidilutive.
(G) Post IPO Acquisitions
Subsequent to the IPO, we acquired the Chambrel portfolio (“CMCP – Properties, Inc.”) and the Merrill Gardens portfolio which consisted of six and four facilities, respectively. The Chambrel portfolio was previously leased by us. The pro forma adjustments below reflect the initial purchase price allocations.

	Chambrel	Merrill Gardens	Total
Assets:
Cash	$(50,758)	$(6,381)	$(57,139)
Cash and investments-restricted	6,162	—	6,162
Other current assets	(1,006)	—	(1,006)

Total current assets	(45,602)	(6,381)	(51,983)
Property, plant and equipment	160,499	16,686	177,185
Other long term assets	—	695	695

Total assets	$114,897	$11,000	$125,897

Liabilities and stockholders’ equity:
Accounts payable and accrued expenses	$(3,081)	$—	$(3,081)

Total current liabilities	(3,081)	—	(3,081)
Mortgage and other indebtedness	130,841	11,000	141,841
Deferred gain	(8,807)	—	(8,807)
Other long term liabilities	(4,056)	—	(4,056)

Total liabilities	114,897	11,000	128,418
Stockholders’ equity	—	—	—

Total liabilities and stockholders’ equity	$114,897	$11,000	$125,897

Statements of Operations:
The Chambrel portfolio and Merrill Gardens portfolio acquisitions were completed in December 2005. The operations of the Chambrel portfolio are reflected in the historical statement of operations as the portfolio was previously leased by us. Accordingly, the Chambrel adjustments below represent the adjustments required as the result of the purchase of the facilities. The pro forma adjustments below reflect the historical operations of the Merrill Gardens portfolio for year ended December 31, 2004, and the three and nine months ended September 30, 2005:

	Chambrel	Merrill Gardens
	Pro Forma		Pro Forma
	Adjustments	Historical	Adjustments	Net	Total
Year ended December 31, 2004
Revenue:
Resident fees	$—	$5,118	$—	$5,118	$5,118

Total revenue	—	5,118	—	5,118	5,118

Operating expenses:
Facility operating	—	3,710	—	3,710	3,710
Facility lease expense	(9,498)	—	—	—	(9,498)
Depreciation and amortization	9,446	339	871	1,210	10,656

Total operating expenses	(52)	4,049	871	4,920	4,868

Income (loss) from operations	52	1,069	(871)	198	250
Interest expense	(4,522)	(920)	297	(623)	(5,145)
Loss on extinguishment of debt	(2,845)	—	—	—	(2,845)

Net income (loss)	$(7,315)	$149	$(574)	$(425)	$(7,740)

Nine months ended September 30, 2005
Revenue:
Resident fees	$—	$4,121	$—	$4,121	$4,121

Total revenue	—	4,121	—	4,121	4,121

Operating expenses:
Facility operating	—	2,844	—	2,844	2,844
Facility lease expense	(7,946)	—	—	—	(7,946)
Depreciation and amortization	6,865	253	654	907	7,772

Total operating expenses	(1,081)	3,097	654	3,751	2,670

Income (loss) from operations	1,081	1,024	(654)	370	1,451
Interest expense	(4,286)	(665)	197	(468)	(4,754)

Net income (loss)	$(3,205)	$359	$(457)	$(98)	$(3,303)

Three months ended September 30, 2005
Revenue:
Resident fees	$—	$1,363	$—	$1,363	$1,363

Total revenue	—	1,363	—	1,363	1,363

Operating expenses:
Facility operating	—	942	—	942	942
Facility lease expense	(2,689)	—	—	—	(2,689)
Depreciation and amortization	2,268	84	218	302	2,570

Total operating expenses	(421)	1,026	218	1,244	823

Income (loss) from operations	421	337	(218)	119	540
Interest expense	(1,458)	(224)	68	(156)	(1,614)

Net income (loss)	$(1,037)	$113	$(150)	$(37)	$(1,074)

Depreciation and Amortization Expense:
     Reflects depreciation expense on the purchased facilities on a straight line basis over estimated useful lives.

				Other			Year Ended	Nine Months Ended	Three Months Ended
	Chambrel	Merrill	Total Purchased	Depreciable		Estimated	December 31,	September 30,	September 30,
	Portfolio	Portfolio	Facilities	Basis(a)	Total Basis	Life	2004	2005	2005
Land	$14,989	$3,935	$18,924	$4,261	$23,185	N/A	$—	$—	$—
Buildings and Improvements	135,216	11,583	146,799	38,415	185,214	40 years	4,630	3,473	1,158
Furniture, fixtures and equipment	3,197	289	3,486	914	4,400	7 years	629	471	156
Lease intangibles(b)	7,097	879	7,976	—	7,976	1 years	7,976	5,982	1,994
Depreciation previously recognized	—	—	—	—	—		(2,579)	(2,154)	(738)

	$160,499	$16,686	$177,185	$43,590	$220,775		$10,656	$7,772	$2,570

(a)	Reflects minority interest ownership adjustment allocated to the Chambrel portfolio. In addition, amount includes leasehold improvements in place and purchased when Chambrel was an operating lease.

(b)	Reflects purchase price allocated to in-place tenant leases at each of the acquired facilities based upon a vacancy component. Purchase price allocated represent the fair value assigned to the in place leases at date of acquisition. We typically do not pay commissions or provide incentives in leasing our units. The individual leases were considered at market rate due to the short-term nature (one year or less in duration).
Lease expense:
     Reflects a net reduction in lease expense related to the purchase of the Chambrel portfolio:

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31, 2004	September 30, 2005	September 30, 2005
Actual lease expense	$(10,037)	$(8,351)	$(2,824)
Deferred gain amortization	539	405	135

Total	$(9,498)	$(7,946)	$(2,689)

Interest expense:
     Reflects an increase in interest expense related to the purchase of the facilities:

				Nine Months	Three Months
		Effective	Year Ended	Ended	Ended
	Amount	Rate	December 31, 2004	September 30, 2005	September 30, 2005
Chambrel portfolio tax-exempt bonds	100,841	Variable	$2,696	$2,917	$1,002
New debt related to refinancing	$30,000	6.085%	1,826	1,369	456
Merrill Gardens	11,000	Variable	623	468	156

Total	$141,841		$5,145	$4,754	$1,614

Loss on Sale:
Reflects loss on extinguishment of debt in conjunction with refinancing of debt assumed in the Chambrel purchase:

		Nine Months	Three Months
	Year Ended	Ended	Ended
	December 31, 2004	September 30, 2005	September 30, 2005
Write-off of deferred costs	$(324)	$—	$—
Prepayment fee incurred for early debt payoff	(2,521)		—

	$(2,845)	$—	$—